UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015 (August 25, 2014)

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 25, 2014, Southwest Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”) to report that on August 25, 2014, the Company formally engaged BKD LLP (“BKD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  In connection with the engagement of BKD, the Company notified Ernst & Young LLP (“Ernst & Young”) that it would be dismissed as the Company’s independent registered public accounting firm upon the completion of its independent audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2014.

This Amendment No. 1 to Form 8-K amends the Original Filing to confirm that Ernst & Young has completed all activities related to its independent audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2014, and that Ernst & Young’s dismissal as the Company’s independent auditor was therefore effective as of March 10, 2015.  This Amendment No. 1 also updates the disclosures provided in the Original Filing through the completion of services by Ernst & Young.

Item 4.01Changes in Registrant’s Certifying Accountant

The audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report of Ernst & Young on the effectiveness of internal control over financial reporting as of December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion,  and  was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent period through March 10, 2015, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter in its reports for such years and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through March 10, 2015, neither the Company nor anyone on its behalf has consulted with BKD with respect to either:  (i) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young with a copy of the above disclosures and has requested that Ernst & Young furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of Ernst & Young’s letter dated March 10, 2015 is attached as Exhibit 16.1 to this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits:

16.1:Letter of Ernst & Young LLP dated March 10, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2015

SOUTHWEST BANCORP, INC. By: /s/ Joe T. Shockley, Jr. Name: Joe T. Shockley, Jr. Title: EVP & CFO

Exhibit Index

Exhibit No.	Description	Method of Filing

16.1	Letter of Ernst & Young LLP dated March 10, 2015	Filed herewith electronically